

Lender Presentation

October 2021

Confidential

Disclaimer

This Lender Presentation ("Lender Presentation" or "LP") is provided by ArcLight Capital Partners, LLC ("ArcLight", or the "Sponsor"). The information contained herein is confidential and is provided for the exclusive use of the recipient and may not be reproduced, provided or disclosed to others, or used for any other purpose whatsoever without the prior written authorization of ArcLight and upon request must be returned to ArcLight. By accepting this LP, Recipient agrees that it will maintain all such information in strict confidence, including in strict accordance with any underlying contractual obligations and all applicable laws, including United States federal and state securities laws.

This LP does not constitute or form part of an offer to issue or sell, or of a solicitation of an offer to subscribe or buy, any securities or other financial instruments, nor does it constitute a financial promotion, investment advice or an inducement or incitement to participate in any produce, offering or investment.

Neither ArcLight nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or sufficiency of the information contained herein or any other written or oral communication transmitted or made available to any recipient. ArcLight, and its affiliates and representatives expressly disclaim any and all liability based, in whole or in part, on such information, errors therein, omissions therefrom, or reliance thereupon. No representation is made that the information contained herein is accurate, complete or does not contain errors, or that alternative modeling techniques or assumptions would not be more appropriate or produce significantly different results. The information is provided on the understanding that a sophisticated party will understand and accept its inherent limitations. Nothing contained herein shall constitute any representation or warranty as to future performance. The information does not purport to contain all of the information that may be required to evaluate the Transaction and each recipient is encouraged to read this LP in its entirety and conduct its own independent analysis of the data referred to herein. None of ArcLight, or any of its representatives is under any obligation to update or keep current the information or to update or correct the information in any respect.

Certain information contained in this LP has been obtained from published and non-published sources prepared by third parties. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but there is no guarantee of the accuracy or completeness of such data. While ArcLight believes that each of these publications, studies and surveys have been prepared by a reputable source, ArcLight has not independently verified the data contained therein and makes no representation or warranty as to the accuracy, completeness, sufficiency or reasonableness of such information.

Certain information contained herein constitutes forward-looking statements, which can be identified by the use of terms such as "may," "will," "should," "expect," "anticipate," "project," "estimate," "intend," "continue" or "believe" (or negatives thereof) or other variations thereof. These statements are based on certain assumptions. Due to various risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. As a result, recipient should not rely on such forward-looking statements. Certain statements included in this Presentation cannot be independently verified as they are illustrative and based on ArcLight's opinion.

This LP includes certain estimates, future projections, targets and pro forma data (collectively, "Estimates") for illustrative purposes and cannot be independently verified as they are based on ArcLight's internal models; although the Estimates are based upon assumptions that ArcLight believes to be reasonable, there can be no assurance that actual results will not differ, perhaps materially, from the Estimates.

Insofar as this LP contains summaries of existing agreements and documents, such summaries are qualified in their entirety by reference to the agreements and documents being summarized.

All trademarks or service marks appearing in this LP are the property of their respective holders. Solely for convenience, the trademarks and tradenames in this LP are used without the ®, sm and/or tm symbols, but such references should not be construed as any indicator that their respective owners will not assert their rights thereto.

Special Notice regarding Material Non-Public Information

THIS PRESENTATION MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING **TRANSMONTAIGNE OPERATING COMPANY L.P. (THE "BORROWER"), TRANSMONTAIGNE PARTNERS LLC (THE "COMPANY")**, THEIR RESPECTIVE SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES. IT IS A VIOLATION OF U.S. SECURITIES LAWS FOR A PERSON IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION CONCERNING AN ISSUER TO PURCHASE OR SELL SECURITIES OF SUCH ISSUER OR TO COMMUNICATE SUCH INFORMATION TO ANOTHER PERSON UNDER CIRCUMSTANCES IN WHICH IT IS REASONABLY FORESEEABLE THAT SUCH PERSON IS LIKELY TO PURCHASE OR SELL SECURITIES. BY ACCEPTING THIS PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING UNITED STATES FEDERAL AND STATE SECURITIES LAWS.

Today's Presenters

Fred Boutin



- Chief Executive Officer
- 41 years of experience, 26 at TLP
- Various roles at TransMontaigne 1995. Previously, Vice President at Associated Natural Gas Corporation, and its successor Duke Energy Field Services

Mark Huff



- President
- 40 years of experience, 18 at TLP
- Various prior roles at TransMontaigne, including Senior Vice President, Commercial Operations, and other business development and product marketing roles
- Previously Colonial Pipeline and Shell Oil Company

Rob Fuller



- Chief Financial Officer and Treasurer
- 27 years of experience, 11 at TLP
- Previously, Vice President and Chief Accounting Officer at TransMontaigne and a CPA at KPMG

Gavin Danaher



- Managing Director, Head of Capital Markets, ArcLight Capital Partners

George Yong



- Managing Director, ArcLight Capital Partners

Agenda

Transaction Overview



Executive Summary

Executive Summary

- **TransMontaigne Operating Company L.P. ("TLP" or the "OpCo") is inviting Lenders to a new $1,000 million Term Loan B**
  - TLP is seeking to raise a new $1,000 million Term Loan B and $150 million Senior Secured Revolving Credit Facility (undrawn at close) to refinance existing debt and optimize the balance sheet for the contribution of additional assets to the TLP portfolio (collectively, the "Transaction")
- **Financing Overview: The new $1,000 million Senior Secured Term Loan B and $150 million Senior Secured Revolving Credit Facility (undrawn at close) will be placed at TransMontaigne Operating Company L.P.; the existing $300 million of Senior Unsecured Notes due 2026 will remain in place at TransMontaigne Partners LLC (the "Company", credit rating B1 / BB-)**
  - Proceeds from the Transaction will be used to (i) re-pay existing debt at SeaPort, (ii) re-pay the existing TLP Revolver, (iii) fund a partial re-payment of the existing TLP HoldCo Term Loan, (iv) fund a distribution to Pike Petroleum Holdings LLC ("Pike"), the owner of TLP+[1], as compensation for contributing the SeaPort assets and (v) pay associated fees and expenses
  - Transaction optimizes balance sheet and existing conservative leverage profile at OpCo today by shifting debt dollars from HoldCo to OpCo
- **TLP is a leading pure-play downstream terminal infrastructure platform, which has averaged 95% tank utilization since 2006, generating ~$184 million in LTM Run Rate EBITDA[2] with meaningful geographic diversity and over 50 creditworthy counterparties including energy majors, retailers and commodity firms**
  - Over the last two years, the base business has continued to thrive, realizing a ~16.6% EBITDA CAGR. Management continues to execute attractive fully contracted organic growth projects, completing ~$156 million of growth capex over the last two years for an incremental $44 million in EBITDA (~3.6x capex/EBITDA multiple)
  - TLP LTM EBITDA has grown from $126 million in Q1 2019 (Take Private completed) to $162 million as of June 2021[3]
- **SeaPort owns a platform of integrated critical infrastructure serving the refined products and renewable fuel markets of the Pacific Northwest and is expected to generate ~$43mm in LTM Run Rate EBITDA[2], mostly from long-term take-or-pay contracts or FERC-regulated tariffs**
  - SeaPort's platform fits seamlessly with TLP's growing West Coast presence with significant overlap in customer base and team function, which creates opportunities for commercial and cost synergies
  - SeaPort's substantial renewable fuels logistics business and growth prospects allows TLP to accelerate its progression as a leader in the green fuels movement
  - TLP Management currently operates on behalf of SeaPort the Seattle, Sound (Tacoma) and Portland terminal facilities; Seaport owns 100% of Sound terminal as well as 51% of the Seattle and Portland terminals and 30% of Olympic Pipeline and Bayview terminal via JVs with BP
- **The combination will further enhance the scale and diversification of mission-critical North American infrastructure; pro forma TLP and SeaPort ("TLP+") will generate LTM Adj. Run Rate EBITDA of ~$226 million and will be cash flow accretive to existing lenders**
  - 100% of revenue is contracted with >80% anchored by take-or-pay mechanisms; remaining 20% of TLP+'s revenue is highly ratable, underpinned by consistent demand-pull throughput activity

(1) Actual owner of SeaPort is Pike Petroleum Fund VI Holdings, LLC.
(2) LTM Adj. Run Rate Contracted EBITDA gives full-year credit to all fully contracted and executed growth projects that have recently come online or are currently in late stage construction.
(3) LTM EBITDA as of Q1 2019 and June 2021.

TLP+ Organizational Structure

Organizational Structure[1]


ARCLIGHT
ArcLight Energy Partners Fund VI L.P.
58%
Pike Petroleum Holdings L.L.C. ("Pike")
$346mm HoldCoTLB(2)
TLP Finance Holdings, L.L.C. ("TLP Finance")
Existing $300mm Senior Notes
TransMontaigne Partners L.L.C. (the "Company")(3)
Credit rating: B1 / BB-
Provides downstream guarantees to the Borrower
New $1,000mm TLB
New $150mm Revolver
TransMontaigne Operating Company L.P. (the "Borrower")
Operating subsidiaries provide upstream guarantees to the Borrower and the Company
TransMontaigne Operating GP L.L.C.
TLP Operating Finance Corp.
TransMontaigne Terminals L.L.C.
Razorback L.L.C.
TPSI Terminals L.L.C.
TLP Finance Corp.
42.5%
BOSTCO L.L.C.
50%
Frontera Brownsville L.L.C.
TPME L.L.C.
SeaPort Financing L.L.C. ("SeaPort Borrower")
TLP Management Services L.L.C.
Contributed Assets
30%
Olympic Pipeline Company, L.L.C.
51%
SeaPort Midstream Partners, L.L.C.
SeaPort Sound Terminal, L.L.C.

Note: Triangles reflect joint venture entities.
(1) Unless otherwise noted, reflects 100% ownership.
(2) Reflects amount outstanding pro forma for the transaction.
(3) TransMontaigne Partners L.L.C. ratings as of September 2021.

Transaction Overview

Summary

- TransMontaigne Operating Company L.P. intends to raise a new $1,000 million Term Loan B and $150 million Senior Secured Revolver (undrawn at close) to optimize the balance sheet for the contribution of SeaPort to the TLP portfolio
  - Proceeds will be used to re-pay existing debt at SeaPort and TLP OpCo, pay associated fees and expenses, fund a partial re-payment of the TLP HoldCo Term Loan and fund a distribution to Pike as compensation for contributing Seaport into TLP
- The transaction (i) further enhances the scale, diversification and free cash flow generation of existing TLP, (ii) simplifies and appropriately re-capitalizes the business, shifting debt dollars from HoldCo to OpCo and (iii) enhances operational and financial flexibility, providing access to all 3 capital markets

Sources of Funds

($ in millions)

Sources	$	%
New OpCo Term Loan B	$1,000	100.0%
Total Sources	**$1,000**	**100%**

Uses of Funds

($ in millions)

Uses	$	%
Distribution to Pike / Repay Existing HoldCo Borrowings[1]	$440	44.0%
Refinance Existing Revolver	346	34.6%
Paydown SeaPort Term Loan	198	19.8%
Estimated Fees / Expenses incl. OID	16	1.6%
Total Uses	**$1,000**	**100%**

Pro Forma Capitalization

($ in millions)

	SQ 6/30/2021	Transaction Adjustments	PF 6/30/2021
OpCo			
Cash and Cash Equivalents	$14	-	$14
OpCo and SeaPort Debt			
Existing Revolver	$346	($346)	-
New Revolver	-	-	-
New OpCo TLB	-	1,000	1,000
SeaPort Term Loan	$198	($198)	-
Total OpCo and SeaPort Secured Debt	**$544**		**$1,000**
Existing Senior Unsecured Notes	$300	-	$300
Total OpCo and SeaPort Debt	**$844**		**$1,300**
Operating Statistics			
LTM Adj. Run Rate Contracted EBITDA [2]	$226		$226
Credit Statistics			
Secured OpCo Debt / LTM Adj. Run Rate Contracted EBITDA[3]	2.4x		4.4x
Total OpCo Debt / LTM Adj. Run Rate Contracted EBITDA[3]	3.7x		5.7x

(1) Reflects $266.2mm distribution to Pike and repayment of $173.4mm of current HoldCo borrowings, which includes HoldCo borrowings call premium of 102.00.
(2) LTM Adj. Run Rate Contracted EBITDA gives full-year credit to all fully contracted and executed growth projects that have recently come online or are currently in late stage construction.
(3) Secured and Total OpCo credit statistics include SeaPort cash flows and debt.

ArcLight Capital Partners Overview

Executive Summary

- **ArcLight is one of the leading firms focused on energy infrastructure investments in North America**
  - ~$25bn invested in 113 transactions since inception in 2001 ($11bn in midstream, $10bn in power, $4bn in production / other)
  - Highly experienced energy investment team of 31 professionals complemented by a broad range of in-house specialists, including ~1,500 person operational affiliate (CAMS)
- **Deep expertise with ~20 years of cross-sector experience investing in energy infrastructure, power & utilities, and businesses supporting the clean energy transition**
- **Strong track-record in ESG: implemented investment guidelines in 2011 and expanded formal ESG program in 2015**
  - ESG factors are considered throughout all phases of ArcLight's investment and management process
  - Policies and practices designed to promote responsible investing, risk reduction, value creation and transparency

Significant Experience Investing in Energy Infrastructure

BUCKEYE PARTNERS, L.P.

element petroleum III LLC

ENABLE™ MIDSTREAM PARTNERS

ENSTOR

Key Energy Services

MIDCOAST ENERGY

THIRD COAST MIDSTREAM

TRANSMONTAIGNE PARTNERS LP

TLP and SeaPort Combination: One of the Largest, Most Diversified Downstream Infrastructure Platforms in North America

TLP+ Key Credit Highlights

Mission Critical Infrastructure with Unique Scale and Diversification	Long Term, Take-or-Pay Contracted Revenue with Blue Chip Customers
Stable and Predictable Financial Performance	Best-in-Class Team with a Strong ESG Philosophy
Attractive Growth with Conservative Underwriting Practices	Well-Positioned for Leading Role in Energy Transition

TLP+ Historical EBITDA


2-year CAGR: ~16.6%
$144
$18
$126
$180
$30
$149
$195
$30
$166
$226
$43
$184
2018
2019
2020
LTM TLP+ Fully Contracted Run Rate EBITDA
SeaPort EBITDA ($mm)
TLP EBITDA ($mm)

Strategic Rationale

The contemplated transaction presents a highly strategic opportunity for TLP stakeholders

1 Significant Value Enhancement to Collateral Package	• Significant equity value of SeaPort from high quality underlying revenue model and significant growth prospects in renewable fuels ▪ For reference, SeaPort recently received a buyout proposal in excess of 13.0x TEV / 2020 SeaPort EBITDA
2 Complementary and Synergistic Assets	• SeaPort's platform fits seamlessly with TLP's growing West Coast presence. Significant overlap in customer base and team function creates opportunities for commercial and cost synergies ▪ Common customer base (which includes blue chip names such as [redacted]) creates opportunities to provide value-enhancing packaged deals across broader terminal footprint ▪ TLP Management currently operates on behalf of SeaPort the Seattle, Sound (Tacoma) and Portland terminal facilities; Seaport owns 100% of Sound terminal as well as 51% of the Seattle and Portland terminals and 30% of Olympic Pipeline and Bayview terminal via JVs with BP
3 Renewable / ESG Friendly Orientation	• SeaPort's substantial renewable fuels logistics business and growth prospects allows TLP to accelerate its progression as a leader in the green fuels movement. Continued growth in renewable fuels will be critical in an eventual value-maximizing exit for TLP ▪ Integration of SeaPort's senior management team into TLP brings unique experience and know-how around renewable fuels markets, regulations and logistics to augment renewables opportunity set across TLP's footprint
4 Streamlined Capital Structure	• Transaction consolidates TLP+ portfolio (incl. SeaPort) into one simplified capital structure with access to all 3 Leveraged Finance Markets (i.e. RCF, TLB and HY) and is cash flow accretive to existing lenders given contribution of SeaPort • Optimizes balance sheet and existing conservative leverage profile at OpCo today by shifting debt dollars from higher cost HoldCo to lower cost OpCo

Post-Transaction strategic priorities will seek to maximize exit value:

- *Continued maturation of TLP growth pipeline – i.e. conversion of "pro forma" growth EBITDA into LTM EBITDA*
- *Integration and expansion of renewable fuels activity and growth initiatives across SeaPort and TLP, to enhance ESG/green profile of TLP+*

Business Overview



Introduction to Downstream Terminal Infrastructure

Downstream terminal infrastructure serves as the key link between crude oil and refined products production and end-market / end-user demand

Downstream Terminal Infrastructure Overview

Essential Services

- **Storage** of products ahead of distribution to end-markets / end-users
- **Blending** of components (ethanol, biodiesel, butane, additives) with refined products to meet finished product grades
- **Transloading** of product from one transport mode to another (e.g., pipe to truck, rail to barge, rail to truck)
- **Throughput** of wholesale product for distribution to end-markets

Blue Chip Customers

[redacted]

Highly Stable Earnings

- ✓ Mission critical infrastructure typically translates to significant portion of take-or-pay contracts with no volumetric risk
- ✓ Business model relies predominately on fee-based revenue with minimal exposure to commodity pricing and minimal working capital requirements
- ✓ Demand-pull fundamentals tend to be much more stable and predictable than supply-push fundamentals that underpin other terminal operations
- ✓ Whilst essential, TLP+'s services represent a fraction of its customers' commodity value – on a per gallon basis, average fees charged across the TLP+ system constituted just ~2% of average RBOB gasoline prices in 2019[1]

Source: FactSet as of January 2021.
(1) TLP+ fees calculated as 2019 firm commitment revenue divided by 2019 throughput volume, which equals ~$0.03/gal compared to average 2019 RBOB gasoline price of $1.72/gal.

History of TLP+

Since its formation in 1995, TLP+ has established itself as a leader in downstream terminals infrastructure

TransMontaigne Inc. (1995 – 2005)

Formative Years

- TransMontaigne Inc. (TMG) was formed in 1995 by individuals and private equity firms, and first went public in 1996
- Business strategy from Day 1 was centered around providing essential terminalling services in the energy industry
- TMG formed TransMontaigne Partners LP (TLP) and went public as a master limited partnership in 2005 through the contribution of its assets in the Midwest and Florida

Morgan Stanley / NGL Energy Partners Ownership (2006 – 2016)

Captive Ownership

- Morgan Stanley's commodities trading group acquired TMG in 2006 to secure access to its vast infrastructure footprint
- Under Morgan Stanley's ownership, TLP operated as a captive terminals platform primarily supporting Morgan Stanley's trading activities
- Significant regulatory restrictions on Morgan Stanley's activities limited TLP's growth profile, and eventually forced a sale to NGL Energy Partners, another small-cap master limited partnership, in 2014
- NGL's ownership of TMG was short-lived and primarily focused around trading activities

ArcLight Ownership (2016 – 2020)

Platform Growth and Investment

- ArcLight Capital Partners acquired TLP's general partner and equity interests in TLP in 2016 and re-focused the business model on pure-play third-party terminalling services
- Expanded the footprint through strategic acquisitions and joint ventures across the West Coast and Pacific Northwest in 2017 and 2018
- Simplified the corporate structure through a take-private of TLP in 2019



EBITDA Over Time ($mm)



$36
$53
$58
$60
$69
$70
$72
$71
$78
$92
$99
$99
$144
$180
$196
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Overview of TLP+ Footprint

TLP+ is a leading pure-play downstream terminal infrastructure platform

Meaningful Geographic Diversity…

- ✓ No region represents more than 30% of shell capacity
- ✓ EBITDA distributed across the platform
  - 46% of 2021E EBITDA from East Coast markets
  - 33% of 2021E EBITDA from West Coast markets

…Coupled with a Highly Diversified Set of Customers

- Well-diversified customer base of over 50 customers protects TLP+ from overexposure to any particular market / end-users
  - 27% retailers (e.g., [redacted])
  - 27% product supplier / marketers (e.g., [redacted])
  - 22% energy majors (e.g., [redacted])

Operating Footprint



Bayview
Seattle
Sound (Tacoma)
Portland
PNW(1)
(SeaPort)
Martinez
Richmond
West Coast
★Denver, HQ
Midwest
Mt. Vernon
Cushing
Oklahoma City
Rogers
River
East Liverpool
Ohio River
Greater Cincinnati
New Albany
Evansville
Louisville
Owensboro
Henderson
Paducah
Cape Giradeau
Mississippi River
Arkansas City
Greenville
Baton Rouge
Dock
BOSTCO
Brownsville
Lookout Mtn
Rome
Birmingham
Meridian
Collins
Purvis
Albany
Macon
Americus
Bainbridge
Pensacola
Fairfax
Montvale
Richmond
Norfolk
Greensboro
Selma
Charlotte
Spartanburg
Belton
Athens
Doraville
Griffin
Southeast
Jacksonville
Cape Canaveral
Tampa
Port Manatee
Gulf Coast
Port Everglades North
Port Everglades South
Fisher Island (Miami)
Legend
TLP+ Assets
● TLP+ Terminals
— TLP+ Pipelines
◆ Atlanta Engineering & Operations Center
Other
--- Colonial / Plantation Pipelines and Spur Lines
— Ohio / Mississippi Rivers

	GC	SE DT(5)	Collins	PNW	WC	B'Ville	BOSTCO	MW	River	Total
Storage Capacity (MMBbl)(2)	6.9	6.9	6.3	3.3	5.7	3.2	7.1	1.6	2.7	**43.4**
Utilization (% Contracted)(3)	94%	100%	100%	93%	100%	94%	100%	98%	75%	**97%**
% of Total EBITDA(4)	23%	11%	11%	19%	14%	9%	6%	3%	3%	**100%**
# of Customers(3)	9	3	7	11	10	9	9	5	16	**51**

Added to TLP Platform

(1) Combined with legacy TLP. Combined business referred to as TLP+.
(2) Capacity reflects total shell capacity (JV storage shown on 8/8ths basis). West Coast capacity includes 0.3 MMBbl of contracted capacity coming online at Martinez in Q2 2021 – Q3 2021.
(3) Utilization as of YE 2020; reflects % of active storage capacity reserved under customer contract. Number of customers reflects number of customers with firm terminalling services agreements; total reflects number of unique customers.
(4) Reflects percent of 2021E EBITDA.
(5) Southeast distribution terminals. Includes Collins rack terminal, excludes Collins/Purvis bulk storage complex.

TLP+ Role is Mission Critical

TLP+ is the refined products utility…

Utility Business Model

- ✓ Provides an essential service to consumers and society
- ✓ Permanent infrastructure with high barriers to entry and minimal competition
- ✓ Predictable and consistent demand
- ✓ Stable, fee-based income with minimal commodity exposure



Essential Energy Sources for End-Users:
Utility or Utility-Like Service Provider
End-User:
Electricity & Natural Gas
Power Plant
Production
Transmission
Transmission
Distribution
Distribution
Transportation Fuels
Refinery
Storage
Pipeline
Storage
Distribution
Point of Sale

…with permanent infrastructure strongly positioned to serve end-user demand across North America…



Serves transportation demand across a footprint that spans 23 states in the US (over 65% of the population) and northern Mexico (7% of Mexican population)



Jacksonville
Pensacola
Cape Canaveral
Tampa
Port Manatee
Ft. Lauderdale
Miami

Delivers marine fuel at 4 of 5 major Florida ports; serves markets with populations growing at double the rate of the rest of the US



Provides critical outlets for over 12 MMBbl/d of refining capacity across PADD 2, PADD 3, and PADD 5



Substantial commercial activity supporting renewable / clean fuel activity across key regions

…which is impossible to replicate through "build" or "buy" strategies

- ✓ TLP+ infrastructure is highly entrenched in the refined product supply chain and is part of the backbone of fuels distribution infrastructure across the US
- ✓ Zoning regulations and construction restrictions often preclude, or severely inhibit, new construction of refined product infrastructure
- ✓ TLP+'s regulatory permits exceed its existing operating footprint, which facilitates efficient and inexpensive organic expansion projects compared to greenfield projects that require land acquisition
- ✓ TLP+'s gasoline and diesel throughput volumes are 26% and 10%, respectively, of TLP+'s air permit throughput capacity, which provides runway for expansion projects to remain in compliance with environmental limits

Stable and Predictable Financial Performance

Consistent performance regardless of economic or commodity cycles

TLP+ Has Maintained High Levels of Contracted Capacity Resulting in Highly Stable Financial Performance…



% Contracted
94%
95%
94%
96%
94%
96%
91%
94%
96%
94%
95%
92%
97%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

…Not Correlated to Commodity Prices, but Instead Linked to Highly Stable Transportation Sector Activity



EBITDA ($mm)
Gasoline ($/Gal)
Diesel ($/Gal)
$2.86
$2.49
$58
$1.69
$1.68
$60
$2.15
$2.12
$69
$2.96
$2.82
$70
$3.03
$2.91
$72
$2.99
$2.84
$71
$2.76
$2.62
$78
$1.66
$92
$1.63
$99
$1.41
$1.37
$99
$1.66
$1.62
$144
$2.10
$1.92
$180
$1.94
$1.72
$195
$1.58
$1.48
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Gross Margin / Shell Capacity ($/Bbl)(1)

2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
$3.7	$3.6	$4.0	$4.2	$4.1	$4.1	$3.8	$4.0	$4.3	$4.4	$4.8	$5.9	$6.4

Source: Historical pricing from FactSet as of January 2021.
(1) Reflects gross margin and shell capacity of TLP+ wholly-owned business segments.

TLP Portfolio Augmented with Mission Critical SeaPort Assets

Market Overview

- Seaport is located in the Pacific NW ("PNW")
- PNW fuel demand is growing and is outpacing national average
  - Over the last 5 years, PNW experienced 4.8% annual GDP growth vs. national avg. of 2.5%
- Demand concentrated in Seattle/Tacoma & Portland
- Northern WA enjoys the highest refining margins on the West Coast and accounts for 90% of supply in the PNW
- Olympic Pipeline (FERC) is primary refined product distribution highway in the region

SeaPort Assets

- TLP Management operates on behalf of SeaPort the Sound (Tacoma), Seattle and Portland terminal facilities located near the largest urban and industrial areas in the region
- SeaPort owns 51% JV interest with BP in the Seattle and Portland terminals; BP owns the largest and one of the highest margin refineries in PNW
- Each terminal is connected to the Olympic Pipeline and has multimodal connectivity, including rail, barge, tanker and truck
- Sound Terminal owns the only independent end-market unit train in Puget Sound; plays a critical role in the region's growing renewables supply needs
- SeaPort owns 30% interest in Olympic Pipeline and Bayview terminal (BP owns the other 70% interest)

SeaPort Competitive Positioning

- SeaPort is the only independent terminal operator with assets in every major market in the PNW
- Unique asset connectivity has established SeaPort as a leading ethanol / renewable fuels importer
- Strategic JVs with BP align SeaPort with the largest incumbent fuel supplier and cements the strategic value of the network

SeaPort Footprint


0.6
Bayview
Seattle
Sound (Tacoma)
Portland
Olympic Mainline
Refining Capacity (MMbpd)
Delivery Line
SeaPort Terminals
Refineries

Asset Summary

Number of Terminals	4
Shell Capacity (MMBbl)	3.3
% Contracted[1]	93%
LTM RR EBITDA ($mm)	$43
Pipeline Assets	Olympic (30% interest) (414 mi.)

Storage Capacity Market Share[2]


Others 4%
Chevron 5%
McCall 6%
Shell 7%
Phillips 66 8%
Zenith 10%
Kinder Morgan 19%
SeaPort 19%
NuStar 20%

Source: Wood Mackenzie.
(1) Utilization as of YE 2020.
(2) Market share only considers end-market terminals. Refinery and pipeline terminals (Bayview) are excluded.

Olympic Pipeline: Backbone of PNW Fuels Supply

Olympic Pipeline offers the lowest cost and most reliable supply of products to PNW markets

Olympic Pipeline and Regional Refining Capacity



Outbound
Inbound
0.6
Bayview
Seattle
Sea-Tac
Sound
(Tacoma)
Imports
WA Refineries
Vancouver
Linnton
Portland
Olympic Mainline
Delivery Line
Refining Cap. (MMbpd)
Refineries
Delivery Areas – SeaPort
Other Delivery Areas

PNW Supply / Demand Dynamics

- ~90% of PNW's product demand is supplied from 5 local refineries
  - BP Cherry Point, P66 Ferndale, MPC Anacortes, Shell Anacortes, and Par Tacoma have combined refining capacity of ~640 Mbpd
- The 5 refineries enjoy the highest margins on the US West Coast, which should continue to translate to high utilization (>90% historically)
- ~50% of WA refineries' product output is transported to demand centers via the Olympic Pipeline
  - 414-mile interstate refined products pipeline with a supply capacity of 315 Mbpd; transports gasoline, diesel and jet fuel
  - Lowest cost transportation source to meet end-user demand
- PNW product demand in excess of Olympic's capacity is met via barge shipments, which is significantly more expensive than Olympic's tariff
- Regional demand is ~2x Olympic's capacity, which implies that demand / refinery production in the region would have to decline by ~50% before Olympic utilization is impacted
- Oregon has no refining capacity and imports 100% of its products

Competitiveness of Washington Refineries



Refining Capacity (Mbpd)
300
200
100
--
$18
$15
$12
$9
$6
$3
$--
Net Cash Margin ($/bbl)
$16
227
BP Cherry Point
$13
145
Shell Anacortes
$11
120
Marathon Anacortes
$16
105
P66 Ferndale
42
Par Tacoma

Source: Wood Mackenzie; FERC and WUTC as of 12/31/20.

Historical Olympic Pipeline Throughput (Mbpd)

Olympic throughput trends highlight strong demand fundamentals underpinning the PNW



Throughput
Unused Capacity
FY15: 315, 26, 289
FY16: 315, 17, 298
FY17: 315, 14, 301
FY18: 315, 9, 306
FY19: 315, 13, 302
FY20: 315, 48, 267
1H 2021: 315, 37, 278

Sound Terminal: Uniquely Positioned for Renewable Fuels

SeaPort provides the lowest cost transportation of renewable fuels into the Seattle / Tacoma region

Strategic Position with Unique Capabilities

- Sound Terminal is the largest terminal in Seattle/Tacoma and is the only independent terminal in the region with unit train capabilities
  - Most efficient transportation solution for renewable fuel supply into PADD 5 and the PNW from the US Midwest
  - Unit train economics typically translate into ~$0.05/gal savings
  - Given the scarcity of unit train infrastructure on the US West Coast, Sound Terminal is also well positioned to combine its rail and marine capabilities to capture renewable fuels and associated feedstock movements into the growing CA market
- Renewable fuels/ethanol are important components of the Sound Terminal; advantaged rail economics and multi-modal connectivity underpin a variety of renewable fuels logistics service offerings:
  - Local supply of renewable fuels to major fuel producers and marketers in the PNW
  - Regional supply of renewable fuels to fuel producers and marketers in broader PADD 5, including Hawaii and California
  - Exports of neat ethanol into the Asian market for chemicals/industrial use
  - Niche marketing of renewable fuels for local markets
- Going forward, Sound Terminal is better positioned than most terminals to serve the growing PADD 5 renewable fuels market
  - PADD 5 is the largest demand market for renewable fuels
  - PNW renewable fuels demand is slated to increase substantially following the passing of WA's Clean Fuels Program legislation
- The Taylor Way and Sound terminal tank expansion projects will further enhance customer offering for renewables logistics into PADD 5/PNW

Sound Terminal Multi-Modal Ethanol Handling Infrastructure


A
B
C
D
E
Underground pipelines transport ethanol from the rail yard to storage tanks, where it can be blended with gasoline (supplied via Olympic Pipeline) at the truck rack or loaded onto a ship at the deepwater dock
Unit train is the lowest cost method of transporting ethanol from the Midwest to the PNW

(A) Direct access to Olympic Pipeline via 2.75-mile 10" pipeline

(B) Rail unloading yard with 36 rail offload spots
- Unit train capable; able to turn a 96 to 108-railcar unit train in 24 hours
- Connectivity to Union Pacific and BNSF

(C) Five 6" underwater pipelines connecting rail yard to storage tanks

(D) 30' draft ship / barge dock
- Inbound and outbound marine capabilities

(E) 5-lane truck rack with loading / unloading capabilities
- Upgraded ethanol blending capabilities

Seattle and Portland: Critical PNW Infrastructure

SeaPort owns a 51% interest in the Seattle and Portland Terminals through its BP JV

Key Capabilities and Strategic Position

Key Capabilities

- The Portland Terminal is located on the Willamette River in the City of Portland and has inbound / outbound access across all modes available to the Portland market
  - 27 storage tanks with a total shell capacity of ~585 MBbl
- The Seattle Terminal is one of only three storage facilities in Harbor Island and enjoys advantaged access to Seattle
  - 24 storage tanks with a total shell capacity of 691 MBbl
- Terminals handle a diverse set of products, including ethanol, bio-diesel, gasoline and marine distillates
- Multi-modal capabilities include direct connection to the Olympic Pipeline and Kinder Morgan's NWPP pipeline, marine deepwater access, direct rail access and tanker truck loading and offloading capability

Strategic Position

- The PNW is a tight, heavily "under-tanked" market, making SeaPort's Seattle and Portland Terminals highly strategic to several customers in the region
  - Regulatory climate continues to underscore value of existing infrastructure
  - Seattle and Portland are premier demand markets in the PNW; access to these markets is key to distribution strategies for refiners and other product distributors
- Maintaining long-term access to these terminals at attractive rates was critical for BP in negotiating the SeaPort JV transaction and remains critical to BP's strategy

Portland Area Map



Waterborne product movements from the coast
Pipeline flows from Seattle
Waterborne product inland
Santa Fe Pacific Pipeline to Eugene
Portland Terminal
Olympic Pipeline
Santa Fe Pacific Pipeline

Seattle Area Map



Waterborne product movements
Close proximity to busy Container Shipping port
Product from Northern Refineries
Seattle Terminal
Olympic Pipeline

SeaPort Brings a High-Quality Customer Base

SeaPort enjoys a diverse and credit-worthy customer base

- ✓ 11 unique customers, with no customer representing more than 35% of total capacity
- ✓ Blue chip counterparties, including major integrated energy companies, independent refiners, retailers and energy marketers
- ✓ Majors continue to show commitment to the PNW transportation fuels sector given high margins and attractive fundamentals; no indication that Shell plans to exit its Olympic Pipeline capacity or its PNW terminal storage capacity despite the sale of its Anacortes Refinery to HollyFrontier

SeaPort Customers

Sound – 100% Interest (74% 2020A EBITDA)

[redacted]

SMP – 51% Interest (11% 2020A EBITDA)

Olympic – 30% Interest (15% 2020A EBITDA)

[redacted]

Source: Moody's, Standard and Poor's as of September 2021.



Key Credit Highlights

Key Credit Highlights

TLP+ is a large, diversified downstream terminal infrastructure platform in North America

1 Mission Critical Infrastructure with Unique Scale and Diversification	• Provides essential services in each of its 8 regions; facilitates the distribution of refined products and renewable components to end-users and end-markets • Similar business model/purpose to traditional utility businesses; most of TLP+'s terminals are irreplaceable and face little competition due to strategic location and capabilities
2 Long Term, Take-or-Pay Contracted Revenue with Blue Chip Customers	• 100% of revenue is contracted with >80% anchored by take-or-pay mechanisms; remaining 20% of TLP+'s revenue is highly ratable, underpinned by consistent demand-pull throughput activity • Customer base is predominantly comprised of large, credit-worthy customers
3 Stable and Predictable Financial Performance	• Decades-long history of high free cash flow conversion stemming from low operating costs and controlled overhead and maintenance costs • Minimal impact from 2020 commodity and COVID-19 demand shock – TLP+ 2020 EBITDA was in-line with original pre-pandemic 2020 management forecast
4 Best-in-Class Team with a Strong ESG Philosophy	• Executive team has been affiliated with TLP+ for 17 years on average • 160+ years of combined experience gives TLP+ access to deep customer / industry relationships • Established ESG framework drives a strong corporate culture focused on doing business the "right way"
5 Attractive Growth with Conservative Underwriting Practices	• Long track record of executing on organic growth while maintaining a prudent balance sheet • Proven ability to leverage existing corporate and operational infrastructure for inorganic growth • Attractive pipeline of growth projects, underpinned by strong fundamentals and expansion of renewable fuels infrastructure; funded within internally-generated cash flow
6 Well-Positioned for Leading Role in Energy Transition	• TLP+ is a leading logistics operator in renewables, including biofuel, renewable diesel, renewable fuel feedstocks and ethanol; these fuels command a higher margin than traditional refined products • Evolving PADD 5 fuel mix has created a need for substantial re-tooling of existing infrastructure; given real estate and other regulatory constraints, incumbent operators are receiving customers' "first call"

1 Mission Critical Infrastructure

TLP+'s assets provide critical services to the downstream energy sector as evidenced by nearly 95% average utilization since 2006

A
- Serves high growth PNW demand hubs (Seattle, Portland, Tacoma) and waterborne export markets
- The Olympic Pipeline is the "backbone" of refined products distribution in the PNW
- Serves PNW's growing renewable fuels market

B
- Serves the San Francisco Bay Area and Northern California refining complex, one of the largest refining complexes in North America
- Serves California's growing renewables fuels market



A
B
C
D
E
PNW
13% Population Growth from 2010-2020
West Coast
6% Population Growth from 2010-2020
Denver, HQ
Midwest
River
Southeast
8% Population Growth from 2010-2020
Gulf Coast
15% Population Growth from 2010-2020
BOSTCO
Brownsville
Matamoros
Legend
TLP+ Assets
TLP+ Terminals
TLP+ Pipelines
Atlanta Engineering & Operations Center
Other
Colonial / Plantation Pipelines and Spur Lines
Other 3rd Party Pipeline
Ohio / Mississippi Rivers

C
- Serves Northern Mexico transportation sector that relies on product imports from the US
- TLP+'s Diamondback Pipeline supplies the heavily populated Northern Mexico market
- Frontera JV (50% interest) with Pemex provides strategic advantage

D
- Serves major SE markets such as Atlanta, Fairfax, Greensboro, Norfolk and Richmond
- Connects Colonial and Plantation pipelines to major distribution networks
- Terminals along Colonial/Plantation's spur lines are critical to the Southeast due to the region's highly distant and isolated population centers

E
- Serves the highly coveted Florida refined products market
- Located in major markets (Jacksonville, Tampa) and some of the busiest ship ports in the nation (Port Everglades, Miami, Cape Canaveral)

Note: Dashed lines indicate third party pipelines.
Source: US Census Bureau as of December 2020.

1 Mission Critical Infrastructure

Differentiated Assets with Entrenched Positions

A B



Olympic Pipeline is the backbone of refined products infrastructure in the Pacific Northwest and is the primary source of supply to all major Pacific Northwest urban hubs including Seattle, Portland and Tacoma

Unique rail capabilities at Sound Terminal and San Francisco Complex are essential to distribution of renewable fuels and renewable components up and down the West Coast

D



Largest network of Colonial/Plantation Pipeline-connected terminals in the Southeast US (22 terminals, 13.2 MMBbl), offering the most economical outlet for refined products in the region

D


Colonial
Plantation
Parkway
Collins
Pinebelt
TLP+ Terminal

Collins/Purvis bulk storage complex is the only independent terminal capable of receipt, delivery, storage, distribution and transfer of refined products between Colonial and Plantation Pipelines, offering unique blending and logistical capabilities to customers

C


Matamoros, MX

Brownsville, TX terminal is situated along the Mexican border and enjoys best-in-class pipeline, rail, truck and marine connectivity into the growing Mexican end-market

E


Jacksonville
Pensacola
Cape Canaveral
Tampa
Port Manatee
Port Everglades N.
Port Everglades S.
Fisher Island (Miami)

Largest terminal network in supply-constrained Florida, with locations in every major Florida port and exclusive capabilities to direct-fuel vessels via two proprietary, TLP+ owned hydrant systems in Cape Canaveral and Port Everglades

Fully Contracted Business Model

Fully contracted business model anchored by take-or-pay reservation payments and fixed fee charges

- 100% contracted revenue for TLP+ terminals is driven by two components:
  - Firm commitments: fixed fee, take-or-pay contracts for leased volume of storage tanks (regardless of utilization) or minimum throughput commitment
  - Ancillary revenue: predominately fixed fee charges for ancillary terminal services (such as additization, heating / mixing, product transfer) and excess throughput fees for volumes above minimum commitment levels; also includes other volume-based revenues including product gains and blending margins
    - Stable throughput across TLP+'s terminals has resulted in highly predictable ancillary revenues
- Firm commitments and ancillary revenue are primarily indexed to inflation; ensures preservation of gross and net margin over time



Simple Business Model
Revenue per Terminal
Sources of Revenue
Firm Commitments
Take-or-pay reservation charges; storage capacity rental income
(~80% Historically)
Ancillary Revenue
Predominantly fixed fee charges for essential handling and logistics services performed by TLP+
(~20% Historically)
Drivers
Leased Capacity (Bbl)
Rate ($/Bbl/Month)
Volume Throughput (Bbl)
Ancillary Services Offered ($ fee)



Historical Revenue Breakdown(1)
Take-or-Pay Contracted (1)
Fixed Fee Ancillary Contracted (2)
08A-20A Avg.
19% 15% 17% 20% 18% 19% 22% 20% 20% 18% 20% 23% 19% 20%
81% 85% 83% 80% 82% 81% 78% 80% 80% 82% 80% 77% 81% 80%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Note: Reflects actuals through 12/31/20.
(1) Take-or-pay includes firm commitment, pipeline transportation and management fees (inclusive of revenue generated in TLP+'s Central Services segment).
(2) Significant majority comprised of fixed fee revenue.

2 High Quality Customer Base

TLP+ enjoys a diverse and credit-worthy customer base

- ✓ Over 50 unique customers, with no customer representing more than 15% of total capacity
- ✓ Blue chip counterparties, including major integrated energy companies, national oil companies, independent refiners, large fuel retailers and global commodity trading firms and energy marketers; average customer tenure of 11 years
- ✓ 18 customers contract for multiple TLP+ terminals and 14 customers contract across multiple TLP+ regions
- ✓ ~86% of top-10 rated customers are investment grade[1]

Top 10 Customers

Customer	Market Cap ($bn)	Credit Ratings (Moody's / S&P)	Customer Type	Region(s)	2020 Revenue[2] $mm	2020 Revenue[2] %	Years as Customer[3]
[redacted]	[redacted]	[redacted]	[redacted]	Gulf Coast / Southeast / River	$39	12%	14
[redacted]	[redacted]	[redacted]	[redacted]	Gulf Coast	28	8%	2
[redacted]	[redacted]	[redacted]	[redacted]	Gulf Coast / Southeast	24	7%	8
[redacted]	[redacted]	[redacted]	[redacted]	PNW / West Coast	20	6%	20
[redacted]	[redacted]	[redacted]	[redacted]	Southeast / PNW / West Coast	20	6%	13
[redacted]	[redacted]	[redacted]	[redacted]	Gulf Coast / Midwest / PNW / River / West Coast	18	5%	15
[redacted]	[redacted]	[redacted]	[redacted]	Brownsville / Southeast	15	4%	4
[redacted]	[redacted]	[redacted]	[redacted]	PNW / West Coast	15	4%	14
[redacted]	[redacted]	[redacted]	[redacted]	Brownsville / River / West Coast	10	3%	17
[redacted]	[redacted]	[redacted]	[redacted]	River / Southeast	9	3%	13
					Top 10	59%	12
					Other	41%	8
					Total	100%	11

Source: FactSet. Market data as of 9/13/21. Moody's, Standard and Poor's as of September 2021.
(1) Excludes unrated customers.
(2) Includes revenue net to TLP+'s JV interests where applicable.
(3) Includes prior contract owners where applicable.

2 Established Track Record of Contract Renewals

High visibility into future revenues given the remaining life of existing contracts and consistent track record of contract renewals across all terminals

- Underlying demand-pull fundamentals across TLP+'s markets ensure "sticky" customers with multi-year contracts and high likelihood of contract renewals
- **Over the last 5 years, only ~0.8 MMBbls of TLP+ capacity has failed to renew within 6 months of cancellation. This represents <2% of TLP+ capacity, or 0.4% per annum over the 5-year period**
- Since 2016, TLP+ has successfully renewed 93% of all terminalling contracts that have come up for renewal
  - 90% of those renewals have been with the same customer
  - 10% of those renewals have been with new customers, typically at equal or better rates
- 57% of contracted revenues enjoy remaining base term of 2 or more years
- 65% of contracts with 1 year or less have established track record of evergreen renewals
- Steady backlog of potential customers ensures that in non-renewal scenarios, new customers are readily available to fill open capacity

Customer Tenure and Remaining Contract Life[1]

Revenue by Customer Tenure



60%
18%
17%
5%
10 or more Years
5 to 10 Years
2 to 5 Years
Less than 2 Years

Revenue by Remaining Contract Life



37%
20%
43%
3 or more Years
2 to 3 Years
Less than 2 Years

2.3 year weighted average remaining contract life

(1) Revenue data reflects monthly revenue from firm terminalling and pipeline services agreements; reflects current contracts as of December 2020.

3 Stable and Predictable Performance

Long history of consistent asset utilization and cost management

TLP+ Has Maintained High Levels of Contracted Capacity Through Multiple Commodity and Economic Cycles



% Contracted
Firm Revenue / Shell Capacity ($/Bbl per Month)(1)
94% 95% 94% 96% 94% 96% 91% 94% 96% 94% 95% 92% 97%
$0.43 $0.44 $0.45 $0.45 $0.44 $0.43 $0.41 $0.40 $0.43 $0.48 $0.50 $0.55 $0.61
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Gasoline Prices ($/Gal)[2]

$2.49	$1.69	$2.12	$2.82	$2.91	$2.84	$2.62	$1.63	$1.41	$1.62	$1.92	$1.72	$1.18

No EBITDA Impact from COVID-19 ($mm)



Record EBITDA in 2020
$196
$195
Initial Budget
2020A

Consistent Cost Management ($/Bbl of Shell Capacity)



Maintenance Costs(3)
Opex(4)
G&A(4)
$2.7 $2.8 $2.8 $2.7 $2.8 $2.8
$1.2 $1.3 $1.0 $1.1 $1.1 $1.2
$0.7 $0.7 $0.7 $0.5 $0.5 $0.5
2015 2016 2017 2018 2019 2020

Source: Historical pricing from FactSet as of January 2021.

(1) Reflects TLP+ wholly-owned business segments.
(2) Reflects average annual prices of RBOB Gasoline on the NYME.
(3) Comprised of maintenance capex and repair and maintenance expense. Reflects TLP+ wholly-owned business segments.
(4) Operating costs and G&A exclude repair and maintenance expenses, reimbursable expenses, insurance expenses and certain other one-time items that are included in TLP+ historical financial results. Figures reflect all TLP+ operated business segments.

4 Best in Class Management and Operating Team

Strong internal controls and operational structure drive safe and reliable operations

Operational Capabilities

- 534 employees
- In-house safety, engineering and environmental team guarantees consistent safety and quality of operations across all terminals and pipelines
- Recognized by the International Liquid Terminals Association ("ILTA") multiple times for safety excellence:
  - 2019 Safety Excellence Award
  - 2017 Safety Improvement Award
  - 2012 Safety Improvement Award

Commercial Acumen

- Dedicated commercial/BD team, including region-by-region heads with average industry experience of 23 years
- Renewed / put in place 326 contracts in the last five years
- Fully staffed BD team prudently evaluates every opportunity
- Significant focus on customer service; constant dialogue and intimate understanding of customers needs

Internal Governance and Reporting

- TLP was publicly-traded from 1995 to 2019; created a strong internal governance and control framework and prioritized high quality financial reporting
- Public filings and audits by Deloitte continue as a result of publicly-traded debt
- Corporate team includes 29 full-time finance and accounting professionals, as well as in-house legal team of three lawyers and one paralegal

Executive Management

- TLP+ senior leadership team has 160+ years of combined experience, with an average tenure of 17 years at TLP+
- Management has created a longstanding culture of accountability, attention to detail and customer service across the organization

4 TLP+ ESG Principles

Environmental

- **Environmental protection is essential to TLP+'s success and foundational to our relationship with employees, business partners, regulatory authorities and our neighboring communities**
- Examples of TLP+'s commitment to the environment include:
  - Continuous audits to ensure environmental and safety compliance at each and every facility
  - Comprehensive tracking of emerging issues to help develop industry best-practices and share perspectives / information with other industry participants
  - Close coordination with regulatory agencies to ensure responsible environmental operations
  - Voluntarily installing new vapor recovery equipment at multiple terminals to further reduce emissions
  - Currently evaluating development of several solar facilities across existing real estate footprint

Social

- **TLP+ is a safety-first organization** – our focus ensures that all stakeholders are armed with the training, information and resources necessary to safely navigate the needs of our industry
- **TLP+ continuously invests in employees** through formal training processes, career advancement programs, employee wellness communications/contests and tuition reimbursement programs
- **TLP+ strives to be an exemplary neighbor** by collaborating with first responders on operational best practices, first response efforts and community outreach/public awareness programs

Governance

- **TLP+ continues to operate under public company framework following the 2019 take-private acquisition, retaining stringent public company governance standards and controls**
- Fair and ethical business is paramount – Code of Conduct and Ethics applies to <u>all</u> employees

TLP+ Standard

- In-house safety, engineering and environmental team guarantees consistent safety and quality of operations across all terminals and pipelines
- In the past five years, TLP+ has participated in over 220 regulatory audits with no significant adverse findings / violations
- Recognized by the International Liquid Terminals Association ("ILTA") multiple times for safety excellence:
  - 2019 Safety Excellence Award
  - 2017 Safety Improvement Award
  - 2012 Safety Improvement Award

5 Growth-Oriented Platform

Unique platform for sourcing and executing growth

Extensive presence in North American downstream market

Provides real-time insights on local and regional fundamentals and opportunities

Deep relationships with other incumbents

Active dialogue with existing / prospective customers uncovers unique commercial angles and proprietary deal flow

Operational excellence

Established reputation as a top-tier operator expands universe of growth opportunities to include situations with complex operational and/or construction / development dynamics

Scalable platform

Fully burdened TLP+ cost structure translates to readily available opex and G&A synergies by leveraging existing team, adoption of common practices, and economies of scale

Comprehensive management team

Fully outfitted public company-style team has ability to pursue development / construction, M&A, and JV processes from start to finish with minimal outside support

Unparalleled expertise in energy logistics

Unparalleled expertise in liquids logistics that transcends refined products and renewable fuels and has translated into other areas, including NGLs, chemical, hydrogen, among others

5 Consistently High Cash Flow Generation

Fully contracted model paired with controlled and stable maintenance capex results in consistently high cash flow conversion



Unlevered Cash Flow
Free Cash Flow ($mm) (1)
Cash Flow Conversion (2)
Maintenance Capex as % of EBITDA
8% 12% 11% 11% 11% 9% 5% 14% 13% 14% 16% 17% 15% 16%
Avg. Cash Flow Conversion 2008 – LTM
87%
$53 $53 $61 $61 $64 $65 $71 $77 $83 $85 $120 $149 $165 $168
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 6/30/21 LTM

(1) Defined as EBITDA - Maintenance Capex.
(2) EBITDA to cash flow conversion calculated as (EBITDA – Maintenance Capex) / EBITDA.

6 TLP+ and the Energy Transition

TLP+ is well positioned to play a leading role in energy transition logistics

Significant Longevity of Base Business

- Strong unsolicited customer interest in growth capital projects is evidence of supportive demand fundamentals across TLP+'s core geographies including the growing Southeast, Gulf Coast and Mexican markets
- TLP+'s diversified business goes well beyond serving gasoline-fueled domestic light vehicle demand; over 60% of TLP+'s revenue is generated from non-gasoline products and services

TLP+ 2020 Revenue ($mm)



$314mm
40%
60%
Gasolines
Other Products / Services

Leader in Renewable Fuels Logistics

- TLP+ has "first mover" advantage in renewable fuels logistics thanks to its large presence in PADD 5 where renewable fuels are more prevalent than anywhere else in the country; significant additional renewable fuels opportunities exist
- National movement toward renewable fuels has generated a pipeline at TLP+ of >$200mm of growth capital opportunities related to renewable fuels / ESG projects

TLP+ Throughput: % Renewables(1)



5.7%
6.8%
8.3%
8.6%
2017
2018
2019
2Q 2021

Long-term Optionality

- **Irreplaceable Assets** – Assets are strategically located near, and connected to, key demand centers; significant value as barriers to entry for new infrastructure continue to grow
- **Consolidation Opportunity** – TLP+ is well-positioned to consolidate volume and assets in the long run to the extent less advantaged facilities and operators exit the market
- **Logistics Are Logistics** – Extensive experience in liquid bulk logistics has enabled TLP+ to innovate and adapt to new products and evolving market needs; also working on new lines of business such as [redacted]

(1) Excludes 2020 due to COVID dynamics.

6 TLP+ and the Energy Transition – PADD 5 Case Study

PADD 5 is at the Leading Edge of the North American Energy Transition…	…TLP+ is Capitalizing in PADD 5

• Significant regulation to reduce carbon intensity of transport pool, including CA and OR LCFS programs (WA to follow shortly)
• Additional regulation to disincentivize new construction or expansion of petroleum infrastructure, including pipes and terminals
• CA, WA and OR have higher hybrid and electric vehicles per capita than the rest of the country
  – CA, WA and OR rank 1st, 3rd and 4th, respectively, in electric vehicles per capita by state
	• Growing EBITDA in the region by ~65% over the last three years:
	  – Heightened scrutiny and regulation on energy infrastructure operations has led certain operators to exit PADD 5, allowing top tier operators such as TLP+ to gain market share via acquisitions and increased revenues in existing assets
	  – During this period in PADD 5, TLP+ has executed ~$20mm of growth capital projects, with a number of additional growth capital projects slated to be executed over the next 4 years – many of which are directly linked to growing renewable fuels demand across PADD 5
	  – TLP+ has used its expertise with rail logistics to position itself as a leader in rail-reliant renewable fuels/feedstock imports into PADD 5

TLP+ PADD 5 Commercial Offerings

Active Commercial Activity			Increasing Dialogue with Customers
Ethanol	**Renewable Diesel / Feedstocks**	**Carbon Capture / CO_2 Handling**	**Hydrogen**
• Handles ethanol at 4 PADD 5 terminals • 10% growth CAGR in TLP+ PADD 5 ethanol throughput from 2018-20 • PADD 5 ethanol markets serve local demand and Asian export markets	• Handles RD / RD feedstock at 3 PADD 5 terminals • 44% growth CAGR in TLP+ PADD 5 renewable diesel throughput from 2018-20 • Active customer dialogue to augment renewable feedstock imports	• Active commercial discussions ongoing with global petrochemical company with material PADD 5 presence	• Significant potential storage, logistics, and distribution opportunities

Source: Wood Mackenzie.

Financial Overview

TLP+ LTM Overview

LTM Overview

- **Achieved strong financial performance over the LTM period**
- EBITDA increased by $14mm from $186mm in 2Q20 LTM to $200mm in 2Q21 LTM
- Unlevered FCF increased by $41mm from $82mm in Q2 2020 LTM to $123mm in Q2 2021 LTM
- **Maintained stability and resiliency despite continued macro disruptions from COVID-19**
- Assets were deemed essential infrastructure and all terminals have continued to operate without interruption in service through the pandemic
- Revenue was largely insulated from commodity price fluctuations with ~81% of terminaling services revenue historically derived from firm commitments
- **Continued to progress on expansion projects**

LTM Financial Summary

($ in millions)	Q3 2020	Q4 2020	Q1 2021	Q2 2021	LTM
Total Consolidated					
Revenue	$82	$80	$78	$76	$316
Opex	(28)	(28)	(30)	(28)	(114)
G&A	(7)	(8)	(8)	(8)	(31)
TLP+ Share of JV Base EBITDA	8	6	6	8	28
EBITDA	**$54**	**$50**	**$46**	**$49**	**$200**
Maintenance Capex	($8)	($10)	($6)	($8)	(32)
Other	(0)	(0)	3	(0)	2
Unlevered Free Cash Flow Before Growth Capex	**$46**	**$40**	**$43**	**$41**	**$170**
Growth Capex	($14)	($16)	($8)	($10)	($47)
Unlevered Free Cash Flow	**$33**	**$24**	**$35**	**$31**	**$123**
Asset-Level EBITDA Breakdown by Region					
Southeast	$16	$17	$14	$13	$60
West Coast	10	10	8	8	36
Gulf Coast	14	14	14	14	55
Brownsville	3	3	3	4	13
Midwest	2	2	2	2	8
River	2	2	2	2	7
Sound	10	7	7	8	31
Central Services	(2)	(2)	(2)	(2)	(8)
TLP Share of BOSTCO EBITDA	4	2	3	4	12
TLP Share of Frontera EBITDA	1	1	1	1	5
TLP Share of SMP EBITDA	1	1	1	1	3
TLP Share of Olympic EBITDA	2	2	2	3	8
Total Asset-Level EBITDA	**$62**	**$58**	**$54**	**$57**	**$230**
Corporate-Level EBITDA	(7)	(8)	(8)	(8)	(31)
Total EBITDA	**$54**	**$50**	**$46**	**$49**	**$200**

TLP+ LTM Adjusted Run Rate EBITDA

LTM Adjusted Run-Rate EBITDA Bridge



($mm)
1
$200
2
$19
3
$4
4
$3
5
$1
$226
TLP+ LTM EBITDA
TLP Growth Projects
SeaPort Growth Projects
TLP One-Time Adjustments
SeaPort One-Time Adjustments
TLP+ LTM Run Rate Adj. EBITDA

Commentary

1. TLP+ LTM EBITDA as of 6/30/2021 consisting of:
   - TLP LTM EBITDA of $162 million
   - SeaPort LTM EBITDA of $38 million
2. EBITDA contribution for executed and fully contracted TLP growth projects that have recently come online or are in late-stage construction; primary projects include:
   - Martinez terminal tank repair and conversion
   - Brownsville terminal gasoline railcar loading and tank build
   - Richmond terminal new tank construction
   - Diamondback pipeline repurposing
3. EBITDA contribution for executed and fully contracted SeaPort growth projects that have recently come online or are in late-stage construction; projects include:
   - Taylor Way rail expansion
   - Sound Terminal tank-based butane blending
4. TLP adjustments include:
   - Continued ancillary revenue recovery
   - One-time environmental event
5. SeaPort adjustments include full-year credit for SeaPort finance synergies



Term Sheet and Timeline

Senior Secured Credit Facilities Summary Terms

[redacted]

Senior Secured Credit Facilities Summary Terms (Cont'd)

[redacted]

Transaction Timeline | Term Loan B

[redacted]

Appendix



Gulf Coast Regional Overview

Market Overview

- Florida fuels demand growth is driven by population growth and GDP growth, which have significantly outpaced national averages
  - Over the last six years, Florida's population grew by 1.6 million, or 8%, more than doubling the growth rate of the rest of the US
- Florida accounts for 17% of the US East Coast fuels demand, but relies almost exclusively on marine and truck imports as there are no local refineries or major pipelines into the state
- Fuels are mostly supplied by tanker and barge from the US Gulf Coast to ports along Florida's coast and distributed internally by truck or two key intrastate pipelines (Tampa to Orlando; Port Everglades to Miami)
- Port Everglades (Fort Lauderdale), Fisher Island (Miami) and Cape Canaveral are some of the busiest cruise ship ports in the US. Vessel bunkering services in these ports are in high demand

TLP+ Assets

- TLP+ owns 8 terminals in key ports in the Florida coast, with a total storage capacity of 6.9 MMBbl spanning multiple product types
- TLP+ terminals provide integrated terminalling services to product marketers and distributors, including vessel bunkering, butane and product blending and additive injection
- Importantly, TLP+ owns proprietary hydrant systems in Port Everglades and Cape Canaveral, offering the most economical logistics for refueling vessels at these ports
- Fisher Island is the only terminal in the Miami area and holds substantial strategic and real estate value

TLP+ Competitive Positioning

- TLP+ is the largest terminal operator by coverage and capacity in the region (22% market share). TLP+ also has the highest number of locations and the greatest tank capacity for asphalt and marine fuel in Florida
- TLP+'s Florida footprint is highly differentiated through one-of-a-kind assets such as the only hydrant systems in Port Everglades and Cape Canaveral, as well as the only terminals in Miami and Pensacola
- TLP+ has direct access to Florida's two intrastate pipelines (CFPL and the Everglades Pipeline), providing customers low-cost access to inland Florida markets

TLP+ Gulf Coast Region Footprint



Pensacola
Jacksonville
Cape Canaveral
Tampa
Port Manatee
Port Ev. North
Port Ev. South
Fisher Island (Miami)
Shell Capacity (MMBbl)
2.9
1.3
0.8
0.7
0.7
0.3
0.3
Port Everglades
Port Manatee
Tampa
Cape Canaveral
Fisher Island
Pensacola
Jacksonville

Asset Summary

Number of Terminals	8
Shell Capacity (MMBbl)	6.9
% Contracted	94%

Storage Capacity Market Share



TLP+ 22%
CFPL 11%
Seaport Canaveral 9%
NuStar 8%
Marathon 8%
Buckeye 6%
Motiva 5%
Citgo 5%
Chevron 5%
Vecenergy 4%
Others 15%

Source: Wood Mackenzie.

PNW Regional Overview

Market Overview

- Pacific Northwest ("PNW") fuels demand growth is driven by population growth and GDP growth, which have significantly outpaced national averages
  - Over the last five years, PNW has experienced rapid economic growth (4.8% annual GDP growth compared to the national average of 2.5%)
- PNW refined products demand is concentrated in Seattle/Tacoma, WA and Portland, OR
- The refining complex in Northern WA enjoys the highest refining margins in the US West Coast and accounts for 90% of supply in the PNW
- The 414-mile FERC-regulated Olympic Pipeline serves as the primary refined product distribution highway in the region (similar to Colonial / Plantation on East Coast)

TLP+ Assets

- TLP+ operates three facilities located near the largest urban and industrial areas in the region (Seattle, Tacoma and Portland), with a combined capacity of 2.8 MMBbl
  - TLP+ has a 51% ownership interest in the Seattle and Portland terminals in a JV alongside BP, the largest and one of the highest margin refiners in the region
- Each terminal is connected to the Olympic Pipeline and has multimodal connectivity, including rail, barge, tanker and truck. The Sound Terminal in Tacoma, WA owns the only independent end-market unit train facility in the Puget Sound and plays a critical role in the growing renewables supply needs in the region
- TLP+ also owns a 30% interest in the Olympic Pipeline and the Bayview terminal (0.5 MMBbl of capacity) – BP owns the remaining 70% interest and operates both Olympic and Bayview

TLP+ Competitive Positioning

- TLP+ enjoys a significant position in the Seattle / Tacoma market, and is the only independent terminal operator with assets in every major market in the PNW
- Differentiated asset connectivity such as Sound's unit train facility has established TLP+ as a leading ethanol and renewable fuels importer to the region
- Strategic JVs with BP align TLP+ with the largest incumbent fuel supplier in the market and further cement the strategic value of the network

TLP+ PNW Region Footprint


0.6
Bayview
Seattle
Sound (Tacoma)
Portland
Olympic Mainline
Delivery Line
Refineries
Refining Capacity (Mmbpd)
TLP+ Terminals

Asset Summary

Number of Terminals	4
Shell Capacity (MMBbl)	3.3
% Contracted	93%
Pipeline Assets	Olympic (30% interest) (414 mi.)

Storage Capacity Market Share[(1)]


NuStar 20%
TLP+ 19%
Kinder Morgan 19%
Zenith 10%
Phillips 66 8%
Shell 7%
McCall 6%
Chevron 5%
Others 4%

Source: Wood Mackenzie.
(1) Market share only considers end-market terminals. Refinery and pipeline terminals (Bayview) are excluded.

West Coast Regional Overview

Market Overview

- California is the most populous state in the US and is the second largest gasoline consuming state
- Over the last five years, California GDP growth (3.8% per year) has significantly outpaced the national average (2.5%)
- California's refined products market is well-balanced, with most of the state's demand served by local refineries
  - Products are distributed primarily through two independent intrastate pipeline systems
- California has established an aggressive regulatory framework to curb greenhouse gas emissions via the Low Carbon Fuel Standard (LCFS), which aims to reduce carbon intensity by 20% in 2030
  - As such, renewable fuels and biofuels (which account for over 90% of all LCFS credits generated) are becoming significant contributors to the overall fuel supply of the state

TLP+ Assets

- TLP+ owns two facilities with 5.7 MMBbl(1) of combined storage capacity. Both facilities are proximate to major refineries in the region and connect into the origin of Kinder Morgan's SFPP North Line pipeline system, Northern California's / Nevada's principal products pipeline distribution system
- The terminals offer integrated terminalling services to refiners, marketers and suppliers across a wide range of products, including conventional and renewable refined products as well as marine fuel oil and crude oil

TLP+ Competitive Positioning

- TLP+ is well positioned to serve local refinery needs, with pipeline connections to 3 of the 5 local refineries, including the most advantaged refineries in the area
- TLP+'s assets are two of only eight terminals in the San Francisco Bay Area with comprehensive renewable fuels handling capabilities
- TLP+ is also ideally positioned to serve the Northern California end-market through its direct connection into Kinder Morgan's SFPP pipeline system, which delivers the majority of refined products in Northern California and Nevada

TLP+ West Coast Footprint



Martinez
Richmond
Contra Costa
San Francisco
Alameda
San Mateo
SFO
OAK
Legend
TLP+ Terminal
SFPP Pipelines
Airport

Asset Summary

Number of Terminals	2
Shell Capacity (MMBbl)	5.7(1)
% Contracted	100%

Storage Capacity Market Share



TLP+
43%
NuStar
26%
BP
7%
Valero
6%
IMTT
5%
Chevron
4%
Others
9%

Source: Enverus as of November 2020, Wood Mackenzie.
(1) Capacity includes 0.3 MMBbl of contracted capacity coming online at Martinez in Q4 2021.

Southeast Regional Overview

Section	Details
Market Overview	• Southeast fuels demand growth is driven by population growth and GDP growth, which have outpaced the national average over the last five years • The Colonial and Plantation pipeline systems are the most cost efficient route to supply fuels into the US east coast (~40% of US demand), a region with limited refining capacity • Terminals along Colonial and Plantation, especially those along the pipelines' smaller spur lines, are critical to the Southeast due to the region's highly distant and isolated population centers • Recent shuttering announcements by PADD I refineries will continue to support product flows from the Gulf Coast
TLP+ Assets	• TLP+ owns ~13.2 MMBbl of storage capacity in several key Southeast markets, including in the highest demand markets of Birmingham, Atlanta, Charlotte, Selma, and Washington D.C. • Products are received from Colonial / Plantation and primarily consist of gasoline and diesel fuels • Additionally, with 6.3 MMBbl at the Collins/Purvis Bulk Storage Complex, TLP+ provides operational service at a critical point of the Colonial / Plantation corridor
TLP+ Competitive Positioning	• TLP+'s vast geographic coverage is attractive to fuels marketers and suppliers seeking a "one stop shop" solution in the region • TLP+'s market leading position at Collins is highly strategic for fuel marketers and suppliers seeking to blend and transfer barrels between the Colonial and Plantation pipeline systems • TLP+ is the largest operator by coverage and capacity in the Southeast (18% market share). TLP+ has the largest terminal network along the Colonial / Plantation spur lines, which serve higher margin regions and face even less competition than mainline markets – Southeast spur line markets, on average, have 3.8 terminal operators per market, compared to 6.4 for mainline markets

TLP+ Southeast Region Footprint



Fairfax
Richmond
Norfolk
Montvale
Greensboro
Selma
Charlotte
Spartanburg
Chattanooga
Athens
Belton
Rome
Atlanta
Griffin
Birmingham
Macon
Meridian
Americus
Collins
Albany
Bainbridge
Purvis
Pinebelt Pipeline connecting Collins/Purvis
TLP+ Terminals
Colonial Pipeline
Colonial spur lines
Plantation Pipeline
Plantation spur lines
Pinebelt Pipeline

Asset Summary

Number of Terminals	22
Shell Capacity (MMBbl)	13.2
% Contracted	100%
Pipeline Assets	Pinebelt (37 mi.)

Storage Capacity Market Share[1]



TLP+ 18%
Kinder Morgan 17%
Buckeye 9%
Magellan 7%
Marathon 6%
CITGO 5%
Enterprise 5%
Colonial 4%
Others 28%

Source: Wood Mackenzie.

(1) Reflects active refined products terminals only.

Brownsville Regional Overview

Market Overview

- Mexico relies on fuel imports to satisfy 70% of its domestic demand, as local refineries run by Pemex are undersized to serve the market and unreliable
- Brownsville is a natural refined products import hub into Northeast Mexico, as it enjoys geographic proximity to the Corpus Christi refining complex while its coastal location facilitates access to products from other US Gulf Coast refining centers
- Mexico's ongoing economic development underpins favorable fundamentals, with fuel demand projected to grow at a 1.9% CAGR through 2025
  - Much of this growth is expected to be fulfilled via incremental imports, despite aspirations from Mexico's state-owned Pemex to increase domestic refining capacity
- In the last five years, Northeast Mexico has experienced greater population growth and GDP growth than the rest of Mexico

TLP+ Assets

- TLP+ operates two facilities in Brownsville with ~3.2 MMBbl of total tank capacity:
  - 1.5 MMBbl through TLP+'s wholly-owned terminal
  - 1.7 MMBbl through the Frontera terminal, a 50/50 JV between TLP+ and Pemex
- Both terminals are located in the Brownsville ship channel and enjoy multimodal connectivity, including rail and pipeline connections to the Corpus Christi refineries, deepwater marine access (tanker and barge), and direct pipeline connections into Northeast Mexico

TLP+ Competitive Positioning

- TLP+ is the largest operator in Brownsville with over 64% of total tankage capacity in the ship channel and best in class connectivity
- TLP+'s infrastructure offers the most economical logistics route into Northeast Mexico from Brownsville, thanks to TLP+'s ownership of the Diamondback pipeline (which runs directly to Matamoros, Mexico[1]), and its direct connection to the MB pipeline (which runs to Monterrey, Mexico and is owned by Pemex)
- TLP+'s existing JV with Pemex adds strategic value to its assets as Pemex is the primary retail and distribution incumbent in the Mexican fuels market

TLP+ Brownsville Footprint


NuStar
Brownsville-Port Isabel Hwy
GECHEM
AG
HOWARD ENERGY PARTNERS
CITGO

* Includes TLP+ wholly-owned tankage and tankage owned by TLP+'s Frontera JV

Asset Summary

Number of Terminals	2
Shell Capacity (MMBbl)[2]	3.2
% Contracted	94%
Pipeline Assets	Diamondback pipelines (2) (16 mi.)

Storage Capacity Market Share[3]


CITGO 4%
Bluewing One 3%
ABC Gulf Coast 2%
Golden Eagle 5%
Howard Energy 11%
NuStar 11%
TLP+ 64%

Source: Wood Mackenzie.

(1) TLP+'s ownership of the Diamondback pipeline only includes the US section of the pipeline.

(2) Reflects Frontera JV 8/8ths shell capacity.

(3) Excludes terminals not handling refined products

BOSTCO Regional Overview

Market Overview

- The Houston Ship Channel is one of the most active trading hubs for residual fuel oil and crude oil in the world
- Global demand for fuel oil from USGC refineries and waterborne export drives utilization of the facility
  - Refineries in this region account for more than 25% of total US refining capacity
- Key sources of supply include local and foreign refineries (residual fuel oil) and domestic production (crude oil)

TLP+ Assets

- Located on 185 acres in the Houston Ship Channel
- Serves as import and export facility for residual fuel oil, blendstocks, refinery feedstock and crude oil, in addition to some light products and chemicals
  - Provides access to expansive refining complex and export markets; positioned to meet increasing demand for global export capacity
- Multimodal access includes pipeline (connected to Exxon Baytown Refinery), truck, barge, tanker and rail
- TLP+ owns a 42.5% non-operated interest in BOSTCO
  - Kinder Morgan, a key player in the area, owns majority interest and operates the asset

TLP+ Competitive Positioning

- Terminal location and design provide BOSTCO a competitive advantage
  - Deepwater ship docks maximize loading and unloading efficiency, a common problem at competing terminals
  - Tankage configured for optimal utilization and minimal interface / product regrades, reducing costs for customers
  - Ability to blend component products and quickly change tank service
  - Railcar facilities and pipeline connections offer additional logistical flexibility
- Advantaged connectivity compared to competitors

Houston Ship Channel / BOSTCO Terminal


HMS PROPERTY
HOFTCO TERMINAL
OIL TANKING TERMINAL
EXXON/MOBIL REFINERY
SHELL DEERPARK REFINERY
BOSTCO
BOSTCO was developed to compete with HOFTCO, which is widely considered to be a premium terminal asset within the Houston Ship Channel
GALVESTON BAY

Asset Summary

Shell Capacity (MMBbl)	7.1 (57 tanks ranging from 0.03 - 0.32)
% Contracted	100%
Products Handled	Fuel Oil, LSFO, HSFO, Feedstocks, Crude Oil, Distillates, Blendstocks, Gas Oils, Bunkers, ULSD, Chemicals, Propylene
Modes Served	Pipeline, barge (12 docks), tanker (2 deepwater docks) and rail

Source: Company management.

Midwest Regional Overview

Market Overview

- Midwest refined products are sourced primarily from inland Midcontinent refineries and pipeline volumes from the Gulf Coast – most terminals in the area receive volumes via pipeline and/or truck
- Cushing, OK constitutes the most prominent crude storage and distribution hub in the US with over 91 MMBbl of storage capacity, 20 inbound pipeline connections and 14 outbound pipeline connections
  - Cushing is the delivery point for NYMEX Light Sweet Crude ("WTI") contracts

TLP+ Assets

- TLP+ owns and operates 4 terminals with 1.6 MMBbl shell capacity
  - 2 in Oklahoma, 1 in Missouri and 1 in Arkansas
- TLP+ also owns the 67-mile Razorback refined products pipeline, which originates at TLP+'s Mount Vernon, MO terminal and terminates at TLP+'s Rogers, AR terminal
  - 8-inch diameter with 30 Mbpd capacity
  - Supplies gasoline and diesel directly to Northwest Arkansas (Fayetteville and Bentonville)

TLP+ Competitive Positioning

- The Razorback Pipeline offers flexibility and efficiency on the transportation of refined products from Mount Vernon, MO to Rogers, AR
- TLP+'s Rogers terminal is the only refined products terminal located in Northwest Arkansas
- TLP+'s Cushing terminal provides crude oil storage in a key market hub

TLP+ Midwest Footprint


Mount Vernon
Cushing
Rogers
Oklahoma City
TLP+ Terminals
TLP+ Razorback Pipeline

Asset Summary

Number of Terminals	4
Shell Capacity (MMBbl)	1.6
% Contracted	98%
Pipeline Assets	Razorback (67 mi.)

Storage Capacity Market Share[1]


Energy Transfer
3%
Phillips 66
39%
TLP+
29%
Magellan
30%

Source: Wood Mackenzie.
(1) Gasoline and diesel.

River Regional Overview

Market Overview	• Markets along the Mississippi and Ohio Rivers are primarily served by PADD II and PADD III refineries via barge to river-facing terminals • The transportation sector is the major source of refined products demand in the region. Agricultural and industrial activity are also important sources of regional distillate demand – Key demand hubs along the Ohio River include Cincinnati, Louisville, and East Liverpool (near Pittsburgh)
TLP+ Assets	• TLP+'s River region includes 12 terminals located along the Mississippi and Ohio Rivers, serving key demand centers in Arkansas, Mississippi, Missouri, Kentucky, Ohio, Indiana, Illinois and Pennsylvania • All terminals are river-facing with direct access to the water
TLP+ Competitive Positioning	• TLP+ holds a significant position in the Ohio River market, with vast coverage and the second largest tank capacity in the region at 18% • TLP+ also owns a dock facility in Baton Rouge, LA, which is the only direct waterborne connection between the Colonial pipeline and Mississippi River barges – TLP+'s dock facility can load products from Colonial onto barges and vice versa (i.e., inject products from barges onto Colonial), which provides a strategic advantage for TLP+

TLP+ River Footprint



East Liverpool
Ohio River
New Albany
Evansville
Greater Cincinnati
Louisville
Owensboro
Cape Girardeau
Henderson
Paducah
Arkansas City
Greenville
Mississippi River
Baton Rouge
TLP+ Terminals
River Dock

Asset Summary

Number of Terminals	12
Shell Capacity (MMBbl)	2.7
% Contracted(1)	75%

Storage Capacity Market Share(1)



Others 19%
Marathon 26%
Citgo 1%
Valero 4%
Buckeye 4%
Contanda 6%
Kinder Morgan 11%
Enterprise 11%
TLP+ 18%

Source: Wood Mackenzie.
(1) Reflects active refined products terminals only.